UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 6, 2017

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2017, MKS Instruments, Inc., a Massachusetts corporation (the “Company”), entered into Amendment No. 3 (the “Repricing Amendment”) to the Term Loan Credit Agreement, dated as of April 29, 2016, by and among the Company, the lenders party thereto (the “Lenders”), and Barclays Bank PLC, as administrative agent and collateral agent for the lenders (as amended from time to time, including by Amendment No. 1, dated June 9, 2016, Amendment No. 2, dated December 14, 2016 and the Repricing Amendment, the “Credit Agreement”). The Repricing Amendment decreased the applicable margin for the Company’s term loan under the Credit Agreement. The applicable margin for the Company’s term loan will be determined based upon the Total Leverage Ratio (as defined in the Company’s Term Loan Credit Agreement). The applicable margin for LIBOR borrowings will decrease to 2.25% when the Total Leverage Ratio is at or above 1.25:1 and to 2.00% when the Total Leverage Ratio is below 1.25:1, both with a LIBOR floor of 0.75%. The margin for base rate borrowings will decrease to 1.25% when the Total Leverage Ratio is at or above 1.25:1 and to 1.00% when it is below 1.25:1. The period in which a prepayment premium may be required for a “Repricing Transaction” (as defined in the Credit Agreement) was reset to six months after the effective date of the Repricing Amendment. In connection with the execution of the Repricing Amendment, the Company paid certain fees and expenses to Barclays Bank PLC. The foregoing description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Repricing Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of the Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 6, 2017, the Company issued a press release announcing the execution of the Repricing Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information in this Item 7.01 of this Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

July 6, 2017	By:	/s/ Kathleen F. Burke
Name: Kathleen F. Burke
Title: Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 3 to Term Loan Credit Agreement, dated as of July 6, 2017, among the Company, the other loan parties party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and each participating lender party thereto.

99.1	Press Release issued by the Company on July 6, 2017